Exhibit 99.1
FOR IMMEDIATE RELEASE

Investor and Analyst Contact:	Media Contact:
Jeffrey S. Beyersdorfer	Gary Hanson
(915) 534-1400	(915) 534-1400
WESTERN REFINING REPORTS SECOND QUARTER 2011 RESULTS
Strong Refining Margins Result In Solid Quarter
EL PASO, Texas — August 4, 2011 — Western Refining, Inc. (NYSE:WNR) today reported net income for the second quarter ended June 30, 2011 of $100.1 million, or $1.10 per basic share and $0.94 per diluted share, compared to second quarter 2010 net income of $14.4 million, or $0.16 per basic and diluted share. The improved results for the quarter were due to stronger refining margins, which were primarily the result of the continued price advantage of WTI crude oil as compared to Brent and other water-borne crude oils.
Adjusted EBITDA for the quarter was $228.5 million compared to Adjusted EBITDA of $107.7 million for the second quarter of 2010. For the quarter, Adjusted EBITDA was negatively impacted by $30.9 million in both realized and unrealized hedging losses.
Jeff Stevens, Western’s President and Chief Executive Officer, said, “Our second quarter was one of the best in our Company’s history. Our refineries ran safely and reliably, with throughput averaging approximately 153,000 barrels per day. The strong refining margins for inland refineries processing WTI-priced crude oils contributed to our solid earnings in the quarter.”
As of June 30, 2011, total debt was $1,057.6 million and cash on hand was $173.2 million, resulting in net debt of $884.4 million.
“The Company continues to see strength in the futures market for both distillate and gasoline Gulf Coast crack spreads. Therefore, we are taking the opportunity to lock in these unusually high margins on a portion of our future production by adding to our hedging positions. Capturing these spreads is an important component of our strategy to reduce debt and strengthen our balance sheet,” added Stevens.
Commenting on the third quarter, Stevens said, “We continue to see strong margins and are very encouraged by the widening WTI-Brent price differentials. We believe Western is well positioned to capture more of these margins and further enhance shareholder value.”
Conference Call Information
A conference call is scheduled for Thursday, August 4, 2011, at 10:00 am ET to discuss Western’s financial results. A slide presentation will also be available for reference during the conference call. The call and slide presentation can be accessed at Western’s website, www.wnr.com. The call can also be heard by dialing (866) 566-8590, passcode: 75804196. The audio replay will be available through August 11, 2011, and can be accessed by dialing (800) 642-1687, passcode: 75804196.
A copy of this press release, together with the reconciliations of certain non-GAAP financial measures contained herein, can be accessed on the investor relations menu on Western’s website, www.wnr.com.

About Western Refining
Western Refining, Inc. is an independent refining and marketing company headquartered in El Paso, Texas. Western operates refineries in El Paso, and Gallup, New Mexico. Western’s asset portfolio also includes refined products terminals in Albuquerque and Bloomfield, New Mexico and Yorktown, Virginia; asphalt terminals in Phoenix and Tucson, Arizona, Albuquerque, and El Paso; retail service stations and convenience stores in Arizona, Colorado, and New Mexico; a fleet of crude oil and finished product truck transports; and wholesale petroleum products operations in Arizona, California, Colorado, Nevada, New Mexico, Texas, and Utah. More information about the Company is available at www.wnr.com.
Cautionary Statement on Forward-Looking Statements
This press release contains forward-looking statements. The forward-looking statements contained herein include statements about the strong margin environment, the strength in the futures market, the Company’s actions to reduce debt and strengthen its balance sheet, and the Company’s positioning in the current margin environment. These statements are subject to the general risks inherent in our business. These expectations may or may not be realized. Some of these expectations may be based upon assumptions or judgments that prove to be incorrect. In addition, Western’s business and operations involve numerous risks and uncertainties, many of which are beyond Western’s control, which could result in Western’s expectations not being realized or otherwise materially affect Western’s financial condition, results of operations, and cash flows. Additional information relating to the uncertainties affecting Western’s business is contained in its filings with the Securities and Exchange Commission. The forward-looking statements are only as of the date made, and Western does not undertake any obligation to (and expressly disclaims any obligation to) update any forward-looking statements to reflect events or circumstances after the date such statements were made, or to reflect the occurrence of unanticipated events.

Consolidated Financial Data
The following tables set forth our summary of historical financial and operating data for the periods indicated below:

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
		(In thousands, except per share data)
Statement of Operations Data:
Net sales (1)	$2,557,884	$2,145,337	$4,397,472	$4,060,732
Operating costs and expenses:
Cost of products sold (exclusive of depreciation and amortization) (1)	2,188,184	1,906,941	3,800,911	3,672,402
Direct operating expenses (exclusive of depreciation and amortization) (1)	117,405	113,968	228,412	220,948
Selling, general and administrative expenses	24,807	21,023	45,204	37,453
Maintenance turnaround expense	704	—	704	23,286
Depreciation and amortization	34,349	34,759	69,720	69,041

Total operating costs and expenses	2,365,449	2,076,691	4,144,951	4,023,130

Operating income (loss)	192,435	68,646	252,521	37,602
Other income (expense):
Interest income	139	136	231	166
Interest expense	(33,504)	(37,295)	(67,996)	(74,069)
Amortization of loan fees	(2,239)	(2,420)	(4,574)	(4,834)
Loss from extinguishment of debt	—	—	(4,641)	—
Other, net	880	4,164	1,168	3,799

Income (loss) before income taxes	157,711	33,231	176,709	(37,336)
Provision for income taxes	(57,640)	(18,878)	(64,413)	21,000

Net income (loss)	$100,071	$14,353	$112,296	$(16,336)

Basic earnings (loss) per share	$1.10	$0.16	$1.24	$(0.19)
Diluted earnings (loss) per share (3)	$0.94	$0.16	$1.09	$(0.19)
Weighted average basic shares outstanding	89,083	88,222	88,727	88,115
Weighted average dilutive shares outstanding	109,792	88,222	109,630	88,115
Cash Flow Data:
Net cash provided by (used in):
Operating activities	$165,803	$1,449	$144,762	$(146,123)
Investing activities	(15,195)	(18,153)	(14,367)	(36,891)
Financing activities	10,664	11,750	(17,102)	128,500
Other Data:
Adjusted EBITDA (2)	$228,507	$107,705	$324,344	$133,894
Capital expenditures	15,223	18,238	26,002	37,081
Balance Sheet Data (at end of period):
Cash and cash equivalents			$173,205	$20,376
Working capital			520,953	303,808
Total assets			2,834,352	2,846,299
Total debt			1,057,625	1,252,847
Stockholders’ equity			795,616	674,047

(1)	Excludes $1,185.2 million, $2,286.1 million, $808.8 million, and $1,483.8 million of intercompany sales; $1,182.1 million, $2,280.7 million, $807.3 million, and $1,481.0 million of intercompany cost of products sold; and $3.1 million, $5.4 million, $1.5 million, and $2.8 million of intercompany direct operating expenses for the three and six months ended June 30, 2011 and 2010, respectively.

Cost of products sold included $30.9 million, $67.4 million, $0.3 million, and $3.2 million for the three and six months ended June 30, 2011 and 2010, respectively.

(2)	Adjusted EBITDA represents earnings before interest expense, income tax expense, amortization of loan fees, depreciation, amortization, maintenance turnaround expense, and other generally non-recurring non-cash income and expense items. However, Adjusted EBITDA is not a recognized measurement under GAAP. Our management believes that the presentation of Adjusted EBITDA is useful to investors because it is frequently used by securities analysts, investors, and other interested parties in the evaluation of companies in our industry. In addition, our management believes that Adjusted EBITDA is useful in evaluating our operating performance compared to that of other companies in our industry because the calculation of Adjusted EBITDA generally eliminates the effects of financings, income taxes, the accounting effects of significant turnaround activities (which many of our competitors capitalize and thereby exclude from their measures of EBITDA), and certain non-cash charges, including loss on extinguishment of debt, which are items that may vary for different companies for reasons unrelated to overall operating performance.
Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:
•	Adjusted EBITDA does not reflect our cash expenditures or future requirements for significant turnaround activities, capital expenditures, or contractual commitments;

•	Adjusted EBITDA does not reflect the interest expense or the cash requirements necessary to service interest or principal payments on our debt;

•	Adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs; and

•	our calculation of Adjusted EBITDA may differ from the Adjusted EBITDA calculations of other companies in our industry, thereby limiting its usefulness as a comparative measure.
Because of these limitations, Adjusted EBITDA should not be considered a measure of discretionary cash available to us to invest in the growth of our business. We compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only supplementally. The following table reconciles net income (loss) to Adjusted EBITDA for the periods presented:

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
		(In thousands)
Net income (loss)	$100,071	$14,353	$112,296	$(16,336)
Interest expense	33,504	37,295	67,996	74,069
Provision for income taxes	57,640	18,878	64,413	(21,000)
Amortization of loan fees	2,239	2,420	4,574	4,834
Depreciation and amortization	34,349	34,759	69,720	69,041
Maintenance turnaround expense	704	—	704	23,286
Loss on extinguishment of debt	—	—	4,641	—

Adjusted EBITDA	$228,507	$107,705	$324,344	$133,894

(3)	Our computation of diluted earnings (loss) per share potentially includes our Convertible Senior Notes and our Restricted Shares and Share Units. If determined to be dilutive to period earnings, these equities are included in the denominator of our diluted earnings per share calculation. For the three and six months ended June 30, 2011, 19.9 million shares were assumed to be issued for purposes of our diluted earnings (loss) per share calculation. The Convertible Senior Notes were determined to be anti-dilutive for the same periods in 2010 and as such were not included in our computation of diluted earnings (loss) per share for those periods.
Refining Segment
The following tables present the segment financial data for our refining group, including other revenues and expenses not specific to a particular refinery:
All Refineries

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
		(In thousands, except per barrel data)
Statement of Operations Data:
Net sales (including intersegment sales)	$2,258,626	$2,132,920	$3,969,343	$4,050,878
Operating costs and expenses:
Cost of products sold (exclusive of depreciation and amortization)	1,932,706	1,940,548	3,470,872	3,747,703
Direct operating expenses (exclusive of depreciation and amortization)	85,945	86,261	167,082	168,364
Selling, general, and administrative expenses	6,695	5,109	9,267	8,190
Maintenance turnaround expense	704	—	704	23,286
Depreciation and amortization	30,141	29,501	61,193	58,777

Total operating costs and expenses	2,056,191	2,061,419	3,709,118	4,006,320

Operating income (loss)	$202,435	$71,501	$260,225	$44,558

Key Operating Statistics: (5)
Total sales volume (bpd) (1)	192,364	264,964	178,395	257,336
Total refinery production (bpd)	150,730	215,043	135,204	203,835
Total refinery throughput (bpd) (2)	152,945	216,948	137,334	205,027
Per barrel of throughput:
Refinery gross margin (3)	$23.42	$9.74	$20.05	$8.17
Gross profit (3)	21.25	8.25	17.59	6.59
Direct operating expenses (4)	6.18	4.37	6.72	4.54

Southwest Refineries (El Paso, Gallup, and Related Operations)

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
	(In thousands, except per barrel data)
Statement of Operations Data:
Net sales (including intersegment sales)	$2,257,263	$1,624,267	$3,966,644	$3,052,227
Operating costs and expenses:
Cost of products sold (exclusive of depreciation and amortization)	1,932,878	1,445,373	3,469,481	2,777,972
Direct operating expenses (exclusive of depreciation and amortization)	76,226	59,897	146,138	116,970
Selling, general, and administrative expenses	6,695	5,109	9,267	8,190
Maintenance turnaround expense	704	—	704	23,286
Depreciation and amortization	19,115	18,236	36,820	36,100

Total operating costs and expenses	2,035,618	1,528,615	3,662,410	2,962,518

Operating income (loss)	$221,645	$95,652	$304,234	$89,709

Key Operating Statistics:
Total sales volume (bpd) (1)	192,308	195,063	178,368	187,192
Total refinery production (bpd)	150,730	153,017	135,204	141,428
Total refinery throughput (bpd) (2)	152,945	155,589	137,334	143,704
Per barrel of throughput:
Refinery gross margin (3)	$23.31	$12.63	$20.00	$10.54
Gross profit (3)	21.93	11.35	18.52	9.16
Direct operating expenses (4)	5.48	4.23	5.88	4.50
The following tables set forth our summary refining throughput and production data for the periods presented below:
All Refineries

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Key Operating Statistics: (5)
Refinery product yields (bpd)
Gasoline	77,979	112,292	72,341	106,950
Diesel and jet fuel	62,903	82,388	54,644	77,750
Residuum	6,176	5,196	4,871	4,613
Other	3,672	8,776	3,348	8,474

Liquid products	150,730	208,652	135,204	197,787
By-products (coke)	—	6,391	—	6,048

Total	150,730	215,043	135,204	203,835

Refinery throughput (bpd)
Sweet crude oil	121,131	137,941	107,637	132,119
Sour or heavy crude oil	23,273	59,617	19,862	54,997
Other feedstocks/blendstocks	8,541	19,390	9,835	17,911

Total	152,945	216,948	137,334	205,027

Southwest Refineries (El Paso and Gallup)

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Key Operating Statistics:
Refinery product yields (bpd)
Gasoline	77,979	83,251	72,341	77,751
Diesel and jet fuel	62,903	60,393	54,644	55,162
Residuum	6,176	5,196	4,871	4,613
Other	3,672	4,177	3,348	3,902

Total	150,730	153,017	135,204	141,428

Refinery throughput (bpd)
Sweet crude oil	121,131	132,964	107,637	123,244
Sour or heavy crude oil	23,273	12,524	19,862	11,084
Other feedstocks/blendstocks	8,541	10,101	9,835	9,376

Total	152,945	155,589	137,334	143,704

El Paso Refinery

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Key Operating Statistics:
Refinery product yields (bpd)
Gasoline	63,281	66,178	56,620	61,978
Diesel and jet fuel	56,392	53,890	48,014	49,283
Residuum	6,176	5,196	4,871	4,613
Other	2,966	3,352	2,579	3,079

Total refinery production (bpd)	128,815	128,616	112,084	118,953

Refinery throughput (bpd)
Sweet crude oil	99,512	111,279	85,844	102,792
Sour crude oil	23,273	12,524	19,862	11,084
Other feedstocks/blendstocks	7,668	6,915	7,942	6,850

Total refinery throughput (bpd)	130,453	130,718	113,648	120,726

Total sales volume (bpd) (1)	158,339	158,573	144,967	152,904
Per barrel of throughput:
Refinery gross margin (3)	$24.65	$11.57	$22.13	$9.45
Direct operating expenses (4)	4.12	3.44	4.88	3.59

Gallup Refinery

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Key Operating Statistics:
Refinery product yields (bpd)
Gasoline	14,698	17,073	15,721	15,773
Diesel and jet fuel	6,511	6,503	6,630	5,879
Other	706	825	769	823

Total refinery production (bpd)	21,915	24,401	23,120	22,475

Refinery throughput (bpd)
Sweet crude oil	21,619	21,685	21,793	20,452
Other feedstocks/blendstocks	873	3,186	1,893	2,526

Total refinery throughput (bpd)	22,492	24,871	23,686	22,978

Total sales volume (bpd) (1)	33,969	36,490	33,401	34,288
Per barrel of throughput:
Refinery gross margin (3)	$29.35	$18.16	$24.30	$16.84
Direct operating expenses (4)	10.65	6.20	8.58	6.81
Yorktown Refinery

	Three Months Ended June 30,	Six Months Ended June 30,
	2010	2010
Key Operating Statistics: (5)
Refinery product yields (bpd)
Gasoline	29,041	29,199
Diesel and jet fuel	21,995	22,588
Other	4,599	4,572

Liquid products	55,635	56,359
By-products (coke)	6,391	6,048

Total refinery production (bpd)	62,026	62,407

Refinery throughput (bpd)
Sweet crude oil	4,977	8,875
Heavy crude oil	47,093	43,913
Other feedstocks/blendstocks	9,289	8,535

Total refinery throughput (bpd)	61,359	61,323

Total sales volume (bpd) (1)	69,901	70,144
Per barrel of throughput:
Refinery gross margin (3)	$2.41	$2.61
Direct operating expenses (4)	4.72	4.63

(1)	Includes sales of refined products sourced primarily from our refinery production as well as some refined products purchased from third parties.

(2)	Total refinery throughput includes crude oil and other feedstocks and blendstocks.

(3)	Refinery gross margin is a per barrel measurement calculated by dividing the difference between net sales and cost of products sold by our refineries’ total throughput volumes for the respective periods presented. Economic hedging gains and losses included in the combined refining segment gross margin are not allocated to the individual refineries. Cost of products sold does not include any depreciation or amortization. Refinery gross margin is a non-GAAP performance measure that we believe is important to investors in evaluating our refinery performance as a general indication of the amount above our cost of products that we are able to sell refined products. Each of the components used in this calculation (net sales and cost of products sold) can be reconciled directly to our statement of operations. Our calculation of refinery gross margin may differ from similar calculations of other companies in our industry, thereby limiting its usefulness as a comparative measure.
The following table reconciles combined gross profit for all refineries to combined gross margin for all refineries for the periods presented:

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
	(In thousands, except per barrel data)
Net sales (including intersegment sales)	$2,258,626	$2,132,920	$3,969,343	$4,050,878
Cost of products sold (exclusive of depreciation and amortization)	1,932,706	1,940,548	3,470,872	3,747,703
Depreciation and amortization	30,141	29,501	61,193	58,777

Gross profit	295,779	162,871	437,278	244,398
Plus depreciation and amortization	30,141	29,501	61,193	58,777

Refinery gross margin	$325,920	$192,372	$498,471	$303,175

Refinery gross margin per refinery throughput barrel	$23.42	$9.74	$20.05	$8.17

Gross profit per refinery throughput barrel	$21.25	$8.25	$17.59	$6.59

The following table reconciles gross profit for our Southwest refineries to gross margin for our Southwest refineries for the periods presented:

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
	(In thousands, except per barrel data)
Net sales (including intersegment sales)	$2,257,263	$1,624,267	$3,966,644	$3,052,227
Cost of products sold (exclusive of depreciation and amortization)	1,932,878	1,445,373	3,469,481	2,777,972
Depreciation and amortization	19,115	18,236	36,820	36,100

Gross profit	305,270	160,658	460,343	238,155
Plus depreciation and amortization	19,115	18,236	36,820	36,100

Refinery gross margin	$324,385	$178,894	$497,163	$274,255

Refinery gross margin per refinery throughput barrel	$23.31	$12.63	$20.00	$10.54

Gross profit per refinery throughput barrel	$21.93	$11.35	$18.52	$9.16

(4)	Refinery direct operating expenses per throughput barrel is calculated by dividing direct operating expenses by total throughput volumes for the respective periods presented. Direct operating expenses do not include any depreciation or amortization.

(5)	In September 2010, we temporarily suspended refining operations at our Yorktown refinery. Refinery production data for our Southwest Refineries is equal to All Refineries production data for the three and six months ended June 30, 2011. As Yorktown did not operate as a refinery during the first two quarters of 2011, there is no production data presented for comparison to the first two quarters of 2010 for the Yorktown refinery.

Wholesale Segment

	Three Months Ended June 30,		Six Months Ended June 30,
	2011 (3)	2010	2011 (3)	2010
	(In thousands, except per gallon data)
Statement of Operations Data:
Net sales (including intersegment sales)	$1,256,000	$637,048	$2,302,021	$1,150,886
Operating costs and expenses:
Cost of products sold (exclusive of depreciation and amortization)	1,235,100	615,407	2,245,250	1,109,297
Direct operating expenses (exclusive of depreciation and amortization)	16,292	12,433	32,062	22,394
Selling, general and administrative expenses	2,871	2,888	4,917	4,756
Depreciation and amortization	1,088	1,319	2,224	2,704

Total operating costs and expenses	1,255,351	632,047	2,284,453	1,139,151

Operating income	$649	$5,001	$17,568	$11,735

Operating Data:
Fuel gallons sold (in thousands)	381,496	258,325	741,590	476,064
Fuel margin per gallon (1)	$0.03	$0.07	$0.06	$0.07
Lubricant sales	$29,178	$26,070	$55,354	$49,462
Lubricant margins (2)	12.8%	11.0%	12.5%	11.4%

	Three Months Ended June 30,		Six Months Ended June 30,
	2011 (3)	2010	2011 (3)	2010
	(In thousands, except per gallon data)
Net sales:
Fuel sales	$1,309,833	$666,203	$2,413,195	$1,206,794
Excise taxes included in fuel sales	(91,163)	(62,594)	(182,714)	(120,001)
Lubricant sales	29,178	26,070	55,354	49,462
Other sales	8,152	7,369	16,186	14,631

Net sales	$1,256,000	$637,048	$2,302,021	$1,150,886

Cost of products sold:
Fuel cost of products sold	$1,297,825	$650,361	$2,372,952	$1,177,460
Excise taxes included in fuel cost of products sold	(91,163)	(62,594)	(182,714)	(120,001)
Lubricant cost of products sold	25,448	23,213	48,424	43,827
Other cost of products sold	2,990	4,427	6,588	8,011

Cost of products sold	$1,235,100	$615,407	$2,245,250	$1,109,297

Fuel margin per gallon (1)	$0.03	$0.07	$0.06	$0.07

(1)	Fuel margin per gallon is a measurement calculated by dividing the difference between fuel sales and cost of fuel sales for our wholesale segment by the number of gallons sold. Fuel margin per gallon is a measure frequently used in the petroleum products wholesale industry to measure operating results related to fuel sales.

(2)	Lubricant margin is a measurement calculated by dividing the difference between lubricant sales and lubricant cost of products sold by lubricant sales. Lubricant margin is a measure frequently used in the petroleum products wholesale industry to measure operating results related to lubricant sales.

(3)	Our wholesale segment began selling finished product through our Yorktown facility during January 2011. The finished products sold through our Yorktown facility were purchased from third parties. Net sales of $343.2 million and $606.2 million, cost of products sold of $348.3 million and $598.8 million, and direct operating costs of $1.6 million and $3.2 million for the three and six months ended June 30, 2011, respectively were from new wholesale activities through our Yorktown facility without comparable activity in the prior periods.
Retail Segment

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
	(In thousands, except per gallon data)
Statement of Operations Data:
Net sales (including intersegment sales)	$228,419	$184,212	$412,162	$342,792
Operating costs and expenses:
Cost of products sold (exclusive of depreciation and amortization)	202,460	158,261	365,513	296,408
Direct operating expenses (exclusive of depreciation and amortization)	18,247	16,842	34,598	33,008
Selling, general and administrative expenses	1,896	1,262	3,022	1,964
Depreciation and amortization	2,386	2,729	4,822	5,135

Total operating costs and expenses	224,989	179,094	407,955	336,515

Operating income	$3,430	$5,118	$4,207	$6,277

Operating Data:
Fuel gallons sold (in thousands)	51,688	52,884	97,963	99,248
Fuel margin per gallon (1)	$0.20	$0.20	$0.18	$0.18
Merchandise sales	$49,472	$49,250	$93,118	$92,001
Merchandise margin (2)	28.5%	28.7%	28.4%	28.3%
Operating retail outlets at period end (3)	169	150	169	150

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
	(In thousands, except per gallon data)
Net sales:
Fuel sales	$192,725	$149,091	$344,431	$276,387
Excise taxes included in fuel revenues	(19,736)	(20,452)	(37,665)	(37,933)
Merchandise sales	49,472	49,250	93,118	92,001
Other sales	5,958	6,323	12,278	12,337

Net sales	$228,419	$184,212	$412,162	$342,792

Cost of products sold:
Fuel cost of products sold	$182,246	$138,727	$326,998	$258,868
Excise taxes included in fuel cost of products sold	(19,736)	(20,452)	(37,665)	(37,933)
Merchandise cost of products sold	35,375	35,131	66,683	65,968
Other cost of products sold	4,575	4,855	9,497	9,505

Cost of products sold	$202,460	$158,261	$365,513	$296,408

Fuel margin per gallon (1)	$0.20	$0.20	$0.18	$0.18

(1)	Fuel margin per gallon is a measurement calculated by dividing the difference between fuel sales and cost of fuel sales for our retail segment by the number of gallons sold. Fuel margin per gallon is a measure frequently used in the convenience store industry to measure operating results related to fuel sales.

(2)	Merchandise margin is a measurement calculated by dividing the difference between merchandise sales and merchandise cost of products sold by merchandise sales. Merchandise margin is a measure frequently used in the convenience store industry to measure operating results related to merchandise sales.

(3)	During the second quarter of June 2011, we added 19 retail outlets. No significant contributions to retail revenues or expenses were realized or incurred during the three months ended June 30, 2011 as a result of the addition of these retail outlets.

Reconciliation of Special Items
We present below certain additional financial measures that are non-GAAP measures within the meaning of Regulation G under the Securities Exchange Act of 1934.
We present these non-GAAP measures to provide investors with additional information to analyze our performance from period to period. We believe it is useful for investors to understand our financial performance excluding these special items so that investors can see the operating trends underlying our business. Investors should not consider these non-GAAP measures in isolation from, or as a substitute for, the financial information that we report in accordance with GAAP. These non-GAAP measures reflect subjective determinations by management, and may differ from similarly titled non-GAAP measures presented by other companies.

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
	(In thousands, except per share data)
Reported diluted earnings (loss) per share	$0.94	$0.16	$1.09	$(0.19)

Income (loss) before income taxes	$157,711	$33,231	$176,709	$(37,336)
Loss on extinguishment of debt	—	—	4,641	—

Earnings (loss) before income taxes excluding special items	157,711	33,231	181,350	(37,336)
Income taxes excluding special items	(57,640)	(18,878)	(66,105)	21,000

Net income (loss) excluding special items	$100,071	$14,353	$115,245	$(16,336)

Diluted earnings (loss) per share excluding special items	$0.94	$0.16	$1.12	$(0.19)